UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 2, 2005

                        Mountains West Exploration, Inc.
                        -------------------------------
             (Exact name of registrant as specified in its charter)


                                   New Mexico
                           -------------------------
                 (State or other jurisdiction of incorporation)



          0-9500                                           85-0280415
---------------------------                              -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                         Identification No.)

                    7609 Ralston Road, Arvada, Colorado 80002
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 422-8127

                                 Not Applicable
                           ---------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:     7
                                        ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS................................1

SECTION 2. FINANCIAL INFORMATION...............................................1

SECTION 3.  SECURITIES AND TRADING MARKETS.....................................2

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS............2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.................................3

SECTION 6. RESERVED............................................................4

SECTION 7. REGULATION FD ......................................................4

SECTION 8. OTHER EVENTS........................................................4

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS..................................5

SIGNATURES.....................................................................5

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Company has entered into a Definitive Agreement with Superior Energy, LLC ("Superior") and its shareholders to acquire 100% of the issued and outstanding shares of Superior.

Subject to the terms and conditions of this Agreement, at the Effective Time, a newly formed subsidiary of the Company, MW Co., shall be merged with Superior. As a result of the Merger, the separate corporate existence of MW Co. and Superior shall cease and the merged company resulting from the Merger named Superior Energy Co. shall become a wholly owned Subsidiary of Mountains West Exploration, Inc. The Merger shall be consummated pursuant to the terms of the Agreement and Plan of Reorganization, which has been approved and adopted by the respective Boards of Directors of Superior, MW Co. and Mountains West
Exploration, Inc. ("MWEX") by MWEX, as the sole stockholder of MW Co., and by the interest holders of Superior Energy LLC. Superior shall convert from a limited liability company at or prior to closing to a corporation. Superior will provide capital of $350,000 to pay liabilities and costs of the transaction.

The Shareholders of Superior shall exchange all of their shares of Superior (constituting at least 100% of the issued and outstanding common stock of Superior) for 18,000,000 common shares of Mountains West Exploration, Inc. common stock. The transactions contemplated by this Agreement shall be completed at a closing ("Closing").

The transaction is conditional upon delivery of audited financial statements of Superior prior to closing.

On April 28, 2005, Sky Rider Energy, LLC entered into a Share Purchase Agreement in which it agreed to purchase 400,000 shares of common stock of Mountains West Exploration, Inc. from Skye Blue Ventures, LLC, on or about May 20, 2005. The aggregate purchase price for the shares is $225,000.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.


ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.


ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.


ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.

      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

The Share Purchase Agreement contemplates that in the future, new officers and directors will be appointed when the merger transaction with Superior Energy, LLC is closed.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.


ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.


Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.


Not Applicable.

                             SECTION 6 - [RESERVED]


                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Business of Superior Energy, LLC

Overview: Superior Energy, LLC. of Houston, Texas (Superior or the Company) was incorporated in 2003 and has acquired several oil and gas production fields that are currently producing on a very marginal basis as secondary recovery projects. Management believes these fields offer several opportunities 1) enhanced recovery production capabilities; and 2) new drill sites available within the acreage. These fields have either never been fully and efficiently exploited or have been partially depleted by ordinary methods or both.

In order to implement its business plan and redevelopment of these high potential fields, Superior Energy intends to seek funding of $6 million with this amount going to the currently identified acquisition. The capital would be structured partly as equity and partly as a secured credit line convertible to tradable common stock. No commitments for funding are in place.

Enhanced Recovery Plan: Over the years, the lack of methane gas for lifting, methane being too costly or just not available has resulted in hundreds of wells being abandoned. Superior has designed a system in conjunction with a manufacturer using High-Tech (Non-Cryogenic) Nitrogen generators, compressors and gas-lift equipment for the purpose of enhancing production of partially developed crude oil both domestically and internationally. Superior will analyze wells that are producing below maximum potential to increase production and the cost efficiency of operating these wells.

Often these wells produce large volumes of saltwater along with the oil and gas, making them cost sensitive to produce.

An air-feed compressor is placed in an open area and air intake passes through a dryer where the moisture is removed by heat. It then passes to a receiving tank for accumulation. After activating the nitrogen generator the air from the receiving tank passes through a hollow-fiber membrane where the oxygen and water vapors permeate the membrane. The remaining nitrogen molecules can't pass through the membrane and are delivered as a gas at 92 - 99.99% purity. This gas enters a high-pressure discharge compressor where it is compressed to the desired application pressure. The nitrogen is then pumped by the compressor into the well-bore to bottom of tubing string. As the nitrogen enters the tubing the gas expands and aerates the column of fluid allowing the column to move upward through the tubing and out of the well-base where it is stored.

Initial field tests in test wells have yielded favorable results in operations in the mature Amelia Field with high water cut wells in the field which had been shut since 1997 due to a lack of gas for gas lift. With the very high water cuts, gas lift is the only viable lift mechanism. By providing nitrogen-membrane generators, along with its gas-lift, Superior Energy can decrease operating costs and increase production on such wells. Superior believes that lifting as many as four wells from one unit can be accomplished. Superior's agreement with the equipment manufacturer gives the Company the first option to purchase or lease new equipment as it is manufactured.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements - Not Applicable
b)       Exhibits -        10.1     Share Purchase Agreement
                           10.2    Agreement and Plan of Merger



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                        MOUNTAINS WEST EXPLORATION, INC.
                    ----------------------------------------
                                  (Registrant)

                        Dated: May 2, 2005


                       /s/Denis Iler
                    ----------------------------------------
                       Denis Iler, President